SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 10, 2010

TRI-VALLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31852	84-0617433
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4550 California Avenue, Suite 600
Bakersfield, California 93309
(Address of principal executive office)

Issuer's telephone number:  (661) 864-0500

Section 2 – Financial Information

Item 2.02 – Results of Operations and Financial Condition

On May 10, 2010, Tri-Valley Corporation issued the press releases attached as Exhibits 99.1 and 99.2, in connection with the Company’s regularly scheduled conference call to discuss earnings on the afternoon of May 10,2010.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

Exhibit 99.1                      Press Release

Exhibit 99.2                      Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI-VALLEY CORPORATION

Date: May 10, 2010	/s/ Maston N. Cunningham
Maston N. Cunningham, President and Chief Operating Officer